EXHIBIT 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 12, 2016 (“Third Amendment Effective Date”), to the Credit Agreement referenced below is by and among SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) and an L/C Issuer.

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of November 27, 2013 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein, the L/C Issuers identified therein and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendments to Credit Agreement.

(a)    Section 1.01.

(i)     The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by the Borrower or any Subsidiary, including any Sale and Leaseback Transaction and any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding (a) the disposition of inventory in the ordinary course of business; (b) the disposition of machinery and equipment no longer used or useful in the conduct of business of the Borrower and its Subsidiaries in the ordinary course of business; (c) the disposition of property (including any Collateral) to the Borrower or any Subsidiary; provided, that if the transferor of such property is a Loan Party then the transferee thereof must be a Loan Party; (d) the disposition of accounts receivable in connection with the collection or compromise thereof; (e) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries; (f) the sale or disposition of Cash Equivalents for fair market value; (g) any Recovery Event; (h) any sale, transfer or other disposition of Securitization Related Property by the

Borrower or any Subsidiary pursuant to the Permitted Securitization Transaction; (i) the sale by the Borrower of any securities and other Investments held from time to time in securities accounts maintained in connection with deferred compensation arrangements pursuant to Section 8.02(c), provided that the proceeds of such sale are paid to the beneficiary thereof or designee of such beneficiary or maintained in such securities accounts and reinvested in accordance with the terms of such deferred compensation arrangements; (j) the sale, transfer or other disposition of any Cost Investment; (k) the disposition of Equity Interests of the Borrower; and (l) any sale, transfer or other disposition of Receivables and Related Assets by the Borrower or any Subsidiary pursuant to a Permitted Supplier Finance Program.

“Excluded Property” means, with respect to any Loan Party, (a) any owned or leased real property, (b) unless requested by the Administrative Agent or the Required Lenders, any IP Rights for which a perfected Lien thereon is not effected either by filing of a Uniform Commercial Code financing statement or by appropriate evidence of such Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, (c) unless requested by the Administrative Agent or the Required Lenders, any personal property (other than personal property described in clause (b) above) for which the attachment or perfection of a Lien thereon is not governed by the Uniform Commercial Code, (d) the Equity Interests of any Foreign Subsidiary to the extent not required to be pledged to secure the Obligations pursuant to Section 7.13(a), (e) any property which, subject to the terms of Section 8.09, is subject to a Lien of the type described in Section 8.01(i) pursuant to documents which prohibit such Loan Party from granting any other Liens in such property, (f) at any time the Permitted Securitization Transaction is outstanding, any Securitization Related Property that is subject to the Permitted Securitization Transaction, (g) any lease, license, contract or other agreement of a Loan Party if the grant of a security interest in such lease, license, contract or other agreement in the manner contemplated by the Loan Documents is prohibited under the terms of such lease, license, contract or other agreement or under applicable Law or would result in default thereunder, the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Loan Party’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both), other than to the extent (x) such prohibition or limitation is rendered ineffective pursuant to the UCC or other applicable Law or principles of equity or (y) such prohibition or limitation or the requirement for any consent contained in such lease, license, contract or other agreement or applicable Law is eliminated or terminated to the extent sufficient to permit any such item to become Collateral or such consent has been granted or waived or the requirement for such consent has been terminated, (h) government licenses, state or local franchises, charters and authorizations and any other property and assets to the extent that the Administrative Agent may not validly possess a security interest therein under, or such security interest is restricted by, applicable Laws (including, without limitation, rules and regulations of any Governmental Authority or agency) or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization, other than to the extent such prohibition or limitation is rendered ineffective under the UCC or other applicable Law notwithstanding such prohibition (but excluding proceeds of any such governmental licenses), (i) particular assets if and for so long as, if, in each case, as determined by the Administrative Agent in its sole discretion, the cost of creating or perfecting such pledges or security interests in such assets exceeds the practical benefits to be obtained by the Lenders therefrom, (j) deposit, securities and commodities accounts having a monthly average balance of less than $100,000 individually, and less than $1,000,000 in the aggregate, (k) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, (l) assets of and Equity Interests in any Person (other than a wholly-owned Subsidiary) to the extent not permitted by the terms of such Person’s Organization Documents, (m) the Equity Interests of any Foreign Subsidiary to the extent (i) such Equity Interests are pledged as collateral to secure the Indebtedness of a Foreign Subsidiary, (ii) such Indebtedness is permitted under Section 8.03 and (iii) such Lien is a Permitted Lien, (n) any Investments maintained by the Borrower pursuant to the Borrower’s unqualified deferred compensation arrangements permitted under Section 8.02(c), (o) margin stock (within the meaning of Regulation U of the FRB), (p) deposit account number 1291841933 (the “Excluded Account”) and (q) any Receivables and Related Assets subject to a Permitted Supplier Finance Program. Notwithstanding the foregoing, in no event shall any asset or property of a Loan Party that is pledged by such Loan Party as collateral to secure the obligations of any Loan Party under any Priority Debt constitute “Excluded Property” unless consented to by Required Lenders.

“Receivables and Related Assets” means (i) accounts receivable (including all rights to payment created by or arising from the sales of goods, leases of goods or the rendition of services, no matter how evidenced (including in the form of chattel paper) and whether or not earned by performance) and (ii) any interest in such accounts receivable and all collateral securing such accounts receivable, all contracts and contract rights, purchase orders, security interests, financing statements or other documentation in respect of such accounts receivable, any guarantees, indemnities, warranties or other obligations in respect of such accounts receivable, any other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions or factoring arrangements involving receivables similar to such accounts receivable and any collections or proceeds of any of the foregoing.

(ii)    The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Permitted Supplier Finance Program” means, with respect to the Borrower and its Subsidiaries, any financing transaction or series of financing transactions (including factoring arrangements) approved by Agent and the Required Lenders (it being understood such approval shall be provided in the sole discretion of the Agent and the Required Lenders) pursuant to which the Borrower or any Subsidiary of the Borrower may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to another Person or affiliate of such other Person that are not affiliates of the Borrower or any Subsidiary of the Borrower, on a non-recourse basis (but for any breach of a representation and warranty).

(b)    Section 8.01 of the Credit Agreement is hereby amended to replace the “.” at the end of clause (ff) with “; and” and to add a new clause (gg) immediately following clause (ff) to read as follows:

(gg)    Liens created or deemed to exist on any Receivables or Related Assets in connection with any Permitted Supplier Finance Program.

3.    Conditions Precedent. This Amendment shall be and become effective as of date hereof when all of the conditions set forth in this Section 3 shall have been satisfied:

(a)    Execution of Counterparts of Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment, properly executed by a Responsible Officer of the signing Loan Party and by the Required Lenders.

(b)    Attorney Costs. The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Third Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.    Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) no Default exists.

6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

BORROWER:	SYNNEX CORPORATION,
a Delaware corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

GUARANTORS:	SYNNEX FINANCE HYBRID II, LLC,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

LASTING HOLDINGS CORPORATION,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

HYVE SOLUTIONS CORPORATION,
a California corporation

By:/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

COMPUTERLAND CORPORATION,
a California corporation

By:/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

CONCENTRIX GLOBAL HOLDINGS, INC.,
a Delaware corporation

By:/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

[Signature Pages Continue]

CHAR1\1426677v3

CONCENTRIX CORPORATION,
a New York corporation

By: /s Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

LICENSE ONLINE, INC.,
a California corporation

By: /s Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

[Signature Pages Continue]

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender and an L/C Issuer

By: /s/ Jeannette Lu
Name: Jeannette Lu
Title: Vice President

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ Winston Lua
Name: Winston Lua
Title: Director

THE BANK OF TOKYO MITSUBISHI UFJ, LTD.,
as a Lender

By: /s/ Matthew Antioco
Name: Matthew Antioco
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Christian Sumulong
Name: Christian Sumulong
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Yasufumi Morita
Name: Yasufumi Morita
Title: Director

BMO HARRIS BANK N.A.,
as a Lender

By: /s/ Joshua S. Hovermale
Name: Joshua S. Hovermale
Title: Vice President

[Signature Pages Continue]

MIZUHO BANK, LTD.,
as a Lender

By:/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

WELLS FARGO BANK, N.A.,
as a Lender

By:/s/ Josh Rosenberg
Name: Josh Rosenberg
Title: RM, VP

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Christi K. Shaw
Name: Christi K. Shaw
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Philip K. Liebscher
Name: Philip K. Liebscher
Title: Senior Vice President

BANK OF THE WEST,
as a Lender

By:/s/ Helen Huang
Name: Helen Huang
Title: Vice President